UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ⌧
Filed by a Party other than the Registrant □
Check the appropriate box:
□ Preliminary Proxy Statement
□ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
□ Definitive Proxy Statement
⌧ Definitive Additional Materials
□ Soliciting Material under §240.14a-12

IDACORP, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
⌧ No fee required.
□ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
_____________________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
_____________________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
_____________________________________________________________________________________________
(5) Total fee paid:
_____________________________________________________________________________________________
□ Fee paid previously with preliminary materials.
□ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
_____________________________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:
_____________________________________________________________________________________________
(3) Filing Party:
_____________________________________________________________________________________________
(4) Date Filed:
_____________________________________________________________________________________________

P.O. BOX 8016 CARY, NC 27512-9903

Address1
Address2
Address3
Address4
Address5
Address6
Address7

IDACORP, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 21, 2020.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet.

1.	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2.	The proxy statement and annual report to shareholders are available at www.proxydocs.com/IDA.

3.	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 11, 2020 to facilitate timely delivery.

All votes must be received by 3:00 p.m. Mountain Time, May 20, 2020.

CONTROL NUMBER
Scan code for mobile voting

View Materials Online at www.proxydocs.com/IDA A convenient way to view proxy materials and VOTE!
To view your proxy materials online, go to www.proxydocs.com/IDA. Have the 12-digit control number available when you access the website and follow the instructions.

Material for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET www.investorelections.com/IDA	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
You must use the 12-digit control number located in the shaded gray box above.		* If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE. This is not a proxy card. To vote your shares, you must vote as instructed at www.proxydocs.com/IDA or request a paper copy of the proxy materials to receive a proxy card.

To the Shareholders of IDACORP, Inc.

Notice is hereby given that the 2020 Annual Meeting of Shareholders of IDACORP, Inc. will be held on Thursday, May 21, 2020 at 10:00 a.m. Mountain Time exclusively online via webcast at www.proxydocs.com/IDA, for the following purposes:

1.	to elect ten directors nominated by the board of directors for one-year terms;

(01) Darrel T. Anderson (02) Thomas Carlile (03) Richard J. Dahl (04) Annette G. Elg (05) Lisa A. Grow (06) Ronald W. Jibson (07) Judith A. Johansen (08) Dennis L. Johnson (09) Christine King (10) Richard J. Navarro

2.	to vote on an advisory resolution to approve executive compensation;

3.	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2020; and

4.	to transact such other business that may properly come before the meeting and any adjournments or postponements of the meeting.

The board of directors recommends a vote “FOR” each of the director nominees in proposal 1, and “FOR” proposals 2 and 3.

Copyright © 2020 Mediant Communications Inc. All Rights Reserved